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                                                                  EXHIBIT 10(aj)

                                                                  EXECUTION COPY

                      AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 17, 2000 (this "AMENDMENT AND RESTATEMENT") among DELHAIZE AMERICA, INC. (the "BORROWER"), the LENDERS party hereto (the "LENDERS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of November 19, 1999 (the "CREDIT AGREEMENT"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended and restated hereby.

         SECTION 2. Additional Definitions. The following definition in Section
1.01 of the Credit Agreement is amended to read as follows:

         "Maturity Date" means November 16, 2001.

         SECTION 3. Updated Representations.

         (a) Each reference to "January 2, 1999" and "September 11, 1999" contained in Section 3.04(a) of the Credit Agreement is changed to "January 1, 2000" and "September 9, 2000", respectively.

         (b) The reference to "June 19, 1999"contained in Section 3.04(b) is changed to "September 9, 2000".



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         SECTION 4. Additional Covenant Regarding Repayments. A new Section 6.12
is added immediately after Section 6.11 of the Credit Agreement, to read in its entirety as follows:

         "SECTION 6.12. Sources of Repayments. The Borrower will not, and will not permit any of its Subsidiaries to, use the proceeds of any Loans made hereunder or loans made under the 5-Year Agreement to repay any loans outstanding under the Bridge Agreement."

         SECTION 5. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 8 hereof, the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the attached Commitment Schedule, which shall replace
Schedule 2.01 to the Credit Agreement. Any Lender whose Commitment is changed to zero shall upon such effectiveness cease to be a party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Lender shall be due and payable on such date; provided that the provisions of Sections 2.13, 2.14, 2.15 and 9.03 of the Agreement shall continue to inure to the benefit of each such Lender.

         SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

         (a)  no Default or Event of Default has occurred and is continuing; and

         (b) each representation and warranty of the Borrower set forth in the Credit Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date, except for any such representation and warranty made as of a specific date, which are true and correct as of such specific date.

         SECTION 7. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

                  (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been


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         received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (ii) receipt by the Administrative Agent of an opinion of such counsel for the Borrower as may be acceptable to the Administrative Agent, substantially to the effect of Exhibit B to the Credit Agreement with reference to this Amendment and Restatement and the Credit Agreement as amended and restated hereby; and

                  (iii) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Credit Agreement as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrower and the Lenders of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Restatement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    DELHAIZE AMERICA, INC.


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:



                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, individually and as Administrative
                                    Agent


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:




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                                    CITIBANK, N.A.


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    BANK OF AMERICA, N.A.


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    WACHOVIA BANK, N.A.


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    BBL INTERNATIONAL (U.K.) LIMITED


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    BNP PARIBAS (HOUSTON)



                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:



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                                    DEUTSCHE BANK AG, NEW YORK BRANCH
                                    and/or Cayman Islands Branch


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                   FORTIS (USA) FINANCE LLC



                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                           BOERENLEENBANK B.A., "RABOBANK
                                           INTERNATIONAL", ATLANTA BRANCH


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    THE BANK OF NEW YORK


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    BANK ONE, NA


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


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                                    CREDIT AGRICOLE INDOSUEZ


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    FIRST UNION NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    SUNTRUST BANK, ATLANTA


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:




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                                    COBANK, ACB


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    THE DAI-ICHI KANGYO BANK, LTD.


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    THE FUJI BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    BNP PARIBAS (BRUSSELS)


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


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                                    BRANCH BANKING & TRUST COMPANY


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    CREDIT COMMERCIALE DE FRANCE S.A.


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    DEXIA BANK S.A.


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


                                    FLEET NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:


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                               COMMITMENT SCHEDULE



BANK                                                              COMMITMENT
----                                                             ------------
Morgan Guaranty Trust Company of New York                         $33,500,000
Citibank, N.A.                                                    $32,000,000
Bank of America, N.A.                                             $27,500,000
Wachovia Bank, N.A.                                               $27,500,000
BBL International (U.K.) Limited                                  $25,000,000
BNP Paribas (Houston)                                             $25,000,000
Deutsche Bank AG - New York Branch                                $25,000,000
Fortis (USA) Finance LLC                                          $25,000,000
Cooperative Centrale Raiffeisen-Boerenleenbank B.A.,              $25,000,000
"Rabobank International", Atlanta Branch
The Bank of New York                                              $25,000,000
Bank One, NA                                                      $20,500,000
Credit Agricole Indosuez                                          $20,500,000
First Union National Bank                                         $20,500,000
SunTrust Bank                                                     $20,500,000
Bank of Tokyo-Mitsubishi Trust Company                            $20,000,000
CoBank, ACB                                                       $20,000,000
The Dai-Ichi Kangyo Bank, Ltd.                                    $15,000,000
The Fuji Bank, Limited                                            $15,000,000
The Industrial Bank of Japan, Limited                             $15,000,000
BNP Paribas (Brussels)                                            $12,500,000
Branch Banking & Trust Company                                    $12,500,000
Credit Commerciale de France S.A.                                 $12,500,000


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BANK                                                              COMMITMENT
----                                                             ------------
Dexia Bank S.A.                                                   $12,500,000
Fleet National Bank                                               $12,500,000
TOTAL:                                                           $500,000,000